SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2003

                               eMagin Corporation

             (Exact name of registrant as specified in its charter)



   Delaware                         000-24757               56-1764501
(State or Other Jurisdiction of  (Commission File    (I.R.S. Employer
  Incorporation)                  Number)             Identification Number)


                2070 Route 52, Hopewell Junction, New York 12533
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900

              (Registrant's telephone number, including area code)
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SECURITIES AND EXCHANGE COMMISSION



ITEM 5.  OTHER EVENTS.


   Rule 10b5-1 Trading Plan - Termination

     On June 11, 2003, Gary W. Jones, President of eMagin Corporation ("eMagin"), entered into a written trading plan (the "Plan") relating to future sales of a portion of his shares of eMagin's common stock..

     On June 23, 2003, Mr. Jones terminated the Plan.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EMAGIN CORPORATION

                                   By:    /s/ Gary W. Jones
                                   Name: Gary W. Jones
                                   Title: President and Chief Executive Officer

Dated: June 23, 2003